IRON STRATEGIC INCOME FUND

Supplement to the Prospectus

and

Statement of Additional Information

dated

January 28, 2021

Supplement dated February 26, 2021

The Board of Trustees has determined that it is in the best interest of shareholders to liquidate the Iron Strategic Income Fund (the “Fund”).

As of the date of this supplement, the Fund is no longer accepting purchase orders for its shares and it will close effective April 30, 2021 (the “Closing Date”). Shareholders may redeem Fund shares at any time prior to the Closing Date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

Effective immediately, the Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated January 28, 2021 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 322-0575 or visiting www.ironfunds.com.